Supplement dated September 25, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Government Money Market Fund	12/1/2022
In September 2023, the Board of Trustees of Columbia Government Money Market Fund (the Fund) approved a proposal to accelerate the conversion of Class C shares into Class A shares of the Fund and to combine Class R shares into Class A shares, resulting in the closing of Class C and Class R shares of the Fund to all new and subsequent purchases. These events will be tax-free transactions for existing Class C and Class R shareholders. The following outlines the upcoming events to effect these changes:
Effective at close of business on November 15, 2023, shares held by Class C shareholders of the Fund will be converted into Class A shares of the Fund.
Effective at start of business on November 16, 2023, Class C shares of the Fund will no longer be available for purchase to new or existing shareholders.
Effective at close of business on December 8, 2023, shares held by Class R shareholders of the Fund will be combined into Class A shares of the Fund.
Effective at start of business on December 11, 2023, all references to Class C and Class R shares are hereby deleted from the Fund's Prospectus and Summary Prospectus.
Shareholders should retain this Supplement for future reference.
SUP200_07_004_(09/23)